                                                                    Exhibit 99.1

                           SECOND AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                KITTY HAWK, INC.

         The undersigned officer of Kitty Hawk, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

               (1) The name of the corporation is Kitty Hawk, Inc.;

               (2) The corporation was originally incorporated under the same name. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 20, 1994. The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 30, 2002;

               (3) Pursuant to the authority of Section 303 of the General Corporation Law of the State of Delaware ("DGCL"), the amendment and restatement of the Corporation's Amended and Restated Certificate of Incorporation is required by the Debtors' Final Joint Plan of Reorganization dated August 2, 2002, and is authorized and required by the Order Confirming the Debtors' Final Joint Plan of Reorganization entered on August 5, 2002, by the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division, pursuant to its jurisdiction under federal statute (Title 11, United States Code
Section 1129) in the case styled In re: Kitty Hawk, Inc., et al., Debtors, jointly administered under Case No. 400-42141-BJH;

               (4) The text of the Amended and Restated Certificate of Incorporation of the Corporation, as further amended hereby, is restated to read in its entirety as follows:

         FIRST: The name of the corporation is Kitty Hawk, Inc.

         SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle. The name and address of the registered agent of the Corporation is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL. The Corporation is to have perpetual existence.

         FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 65,000,000 shares of capital stock, classified as (i) 62,000,000 shares of common stock, $0.01 par value ("Common Stock"), and (ii) 3,000,000 shares of preferred stock, $0.01 par value ("Preferred Stock").

         The designations and the powers, preferences, rights, qualifications, limitations, and restrictions of the Preferred Stock and Common Stock are as follows:

         1.   Provisions Relating to the Preferred Stock.

         (a) The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences, and rights, and qualifications, limitations, and restrictions thereof, as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted, as hereinafter prescribed, by the board of directors of the Corporation ("Board of Directors") or (to the extent permitted by law) by any duly designated committee thereof ("Committee").

         (b) Authority is hereby expressly granted to and vested in the Board of Directors or Committee to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

              (i) whether or not the class or series is to have voting rights, full, special, or limited, or is to be without voting rights, and whether or not such class or series is to be entitled to vote as a separate class either alone or together with the holders of one or more other classes or series of stock;

              (ii) the number of shares to constitute the class or series and the designations thereof;

              (iii) the preferences, and relative, participating, optional, or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

              (iv) whether or not the shares of any class or series shall be redeemable at the option of the Corporation or the holders thereof or upon the happening of any specified event, and, if redeemable, the redemption price or prices (which may be payable in the form of cash, notes, securities, or other property), and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

              (v) whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and, if such retirement or sinking fund or funds are to be established, the annual amount thereof, and the terms and provisions relative to the operation thereof;

              (vi) the dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends payable on any other class or classes or series of stock, whether or not such dividends shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

              (vii) the preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

              (viii) whether or not the shares of any class or series, at the option of the Corporation or the holder thereof or upon the happening of any specified event, shall be convertible into or exchangeable for, the shares or any other class or classes or of any other series of the same or any other class or classes of stock, securities, or other property of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

              (ix) such other special rights and protective provisions with respect to any class or series as may to the Board of Directors or Committee deem advisable.

         (c) The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any or all of the foregoing respects. The Board of Directors or Committee may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board of Directors or Committee may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution subtracting from such class or series authorized and unissued shares of the Preferred Stock designated for such existing class or series, and the shares so subtracted shall become authorized, unissued, and undesignated shares of the Preferred Stock.

         2.   Provisions Relating to the Common Stock.

         (a) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the stockholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

         (b) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Board of Directors or Committee at any time and from time to time out of any funds of the Corporation legally available therefor.

         (c) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this paragraph (c), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

         3.   General.

         (a) Subject to the foregoing provisions of this Second Amended and Restated Certificate of Incorporation, the Corporation may issue shares of its Preferred Stock and Common Stock from time to time for such consideration (not less than the par value thereof) as may be fixed by the Board of Directors or Committee, which is expressly authorized to fix the same in its absolute and uncontrolled discretion subject to the foregoing conditions. Shares so issued for which the consideration shall have been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

         (b) The Corporation shall have authority to create and issue rights and options entitling their holders to purchase shares of the Corporation's capital stock of any class or series or other securities of the Corporation, and such rights and options shall be evidenced by instrument(s) approved by the Board of Directors or Committee. The Board of Directors or Committee shall be empowered to set the exercise price, duration, times for exercise, and other terms of such options or rights; provided, however, that the consideration to be received for any shares of capital stock subject thereto shall not be less than the par value thereof.

         (c) Notwithstanding any of the foregoing, the Corporation is prohibited from issuing any non-voting equity security.

         FIFTH: The number of directors constituting the Board of Directors shall be fixed by, or in the manner provided in, the bylaws of the Corporation, provided that such number shall be no less than one (plus such number of directors as may be elected from time to time pursuant to the terms of any series of Preferred Stock that may be issued and outstanding from time to time) and until changed in accordance with the manner prescribed by the bylaws shall be seven (7).

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by series or by class (excluding holders of Common Stock), to elect directors, the election, term of office, filling of vacancies, and other features of such directorships shall be governed by the terms of this Second Amended and Restated Certificate of Incorporation (including any amendment to this Second Amended and Restated Certificate of Incorporation that designates a series of Preferred Stock).

         Subject to the right of any class of Preferred Stock to elect directors, any or all directors may be removed, with or without cause, upon the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation then entitled to vote at an election of such directors; provided, however, that until September 30, 2003, except as may otherwise be required by law, no director may be removed except for Cause. As used herein, "Cause" shall mean that such director (a) has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to direct appeal, or (b) has been adjudged by a court of competent jurisdiction to be liable for gross negligence or misconduct in the performance of his or her duties to the Corporation in a matter of substantial importance to the Corporation, and such adjudication has become final and non-appealable.

         The names and addresses of the persons who are to serve as directors until their respective terms of office expire (as described below) or until their successors are elected and qualified, are as follows:

            Name                               Mailing Address
            ----                               ---------------

James R. Craig                            1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

Gerald L. Gitner                          1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

Tamir Hacker                              1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

Myron Kaplan                              1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

John M. Malloy                            1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

Robert A. Peiser                          1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

Tilmon J. Reeves                          1515 West 20th Street
                                          P.O. Box 612787
                                          DFW Airport, Texas 75261

         SIXTH: All the powers of the Corporation, insofar as the same may be lawfully vested by this Second Amended and Restated Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend, and repeal from time to time the bylaws of the Corporation and to make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the Board of Directors or to make new bylaws).

         SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under
(S)291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under
(S)279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors of class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

         EIGHTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article EIGHTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation of the personal liability of a director of the Corporation existing at the time of such repeal or modification.

         NINTH: The Corporation shall indemnify any person who was, is, or is threatened to be made a party to a proceeding (as hereinafter defined) by reason of the fact that he or she (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent permitted under the DGCL, as the same exists or may hereafter be amended.

         Such rights shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article NINTH is in effect. Any repeal or amendment of this Article NINTH shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment to this Article NINTH. Such right shall include the right to be paid by the Corporation expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the DGCL.

         If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the DGCL, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including the Board of Directors or any Committee thereof, independent legal counsel, or stockholders) that such indemnification or advancement is not permissible shall be a defense to the action or create a presumption that such indemnification by the Corporation is not permissible.

         In the event of the death of any person having rights of indemnification under the foregoing provisions, such right shall inure to the benefit of his or her heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of stockholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any employee or agent of the Corporation to the fullest extent permitted by law.

         The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article NINTH.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

         TENTH: The Corporation expressly elects not to be governed by Section 203 of the DGCL.

         ELEVENTH: Special meetings of stockholders of the Corporation may only be called by the Board of Directors pursuant to a resolution adopted by a majority of the Directors then serving, by the Chairman of the Board of Directors, or by any holder or holders of at least twenty-five percent (25%) of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called.

         TWELFTH: Notwithstanding any other provision of this Second Amended and Restated Certificate of Incorporation to the contrary, except as otherwise required by law not more than 22 1/2% of the aggregate number of votes that are entitled to be cast in connection with any vote on, or consent to, any matter shall be voted, or have consents executed with respect thereto, by or at the direction of persons (including corporations, partnerships or other entities) that are not "citizens of the United States" within the meaning of Section 40102(a)(15), Title 49, United States Code, as now in effect or as it may hereafter from time to time be amended (hereinafter referred to as "U.S. Citizens"); accordingly, if with respect to any matter, the total number of votes represented by Non-Citizen Shares (as hereinafter defined) voting on or consenting to such matter would, but for this sentence, exceed 22 1/2% of the total number of votes voting on or consenting to such matter, then the total number of votes represented by the Non-Citizen Shares (the "Non-Citizen Votes") voting on or consenting to such matter shall be limited to an aggregate of 22 1/2% of the total number of votes (including the Non-Citizen Votes) voting on or consenting to such matter, and any limitation on the voting rights of the Non-Citizen Shares arising by reason of this sentence shall be applied to all shares of capital stock that are Non-Citizen Shares. The limitation on the voting power of each of the Non-Citizen Shares that is a share of Common Stock shall be applied in the same proportion to the limitation on the voting power of each other Non-Citizen Share that is a share of Common Stock. The limitation on the voting power of each of the Non-Citizen Shares that is a share of Preferred Stock shall be applied in the same proportion to the limitation on the voting power of each other Non-Citizen Share that is a share of Preferred Stock. For the purposes of this paragraph, the phrase "Non-Citizen Shares" shall mean shares of capital stock of the Corporation the holder of which has, with respect to any particular matter, a right to vote on, or consent to, such matter and that may be voted, or have consents executed with respect thereto, by or at the direction of any holder who is not a U.S. Citizen. The Board of Directors may, at its discretion, provide for the establishment of a separate stock record to be maintained by or on behalf of the Corporation for the registration of ownership of capital stock that is owned by or for the account of holders who are not U.S. Citizens, and may adopt such bylaws, rules and regulations as it shall deem necessary or appropriate to carry out and enforce the foregoing provisions.

         THIRTEENTH: Notwithstanding any other provisions of this Second Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of each class of capital stock of the Corporation then entitled to vote thereon shall be required to amend, alter, or repeal any one or more of Articles EIGHTH, NINTH and THIRTEENTH of this Second Amended and Restated Certificate of Incorporation.

                                    * * * * *

         IN WITNESS WHEREOF, Kitty Hawk, Inc., has caused this Second Amended and Restated Certificate of Incorporation to be executed this 30th day of September, 2002.

                                         KITTY HAWK, INC.




                                         By: /s/ Tilmon J. Reeves
                                             -------------------------
                                         Name:  Tilmon J. Reeves
                                         Title: Chief Executive Officer